MORGAN STANLEY Securitized Products Group	October 15, 2003

Computational Materials

$ [ 650,000,000 ]

(Approximate)

Sequoia Mortgage Trust 2003-6

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank Minnesota, N.A.

Master Servicer

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Mortgage Pass-Through Certificates

$ [650,000,000](Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/Fitch

A-1	$[488,239,000]	3.88 / 4.21	1-120 / 1-360	Floater (3)	Senior	AAA/Aaa/AAA
A-2	$[150,474,000]	3.87/ 4.21	1-120 / 1-359	Floater (3)	Senior	AAA/Aaa/AAA
X-1	$[638,713,000] (5)(6)	N/A	1-42 / 1-42	Fixed (7)	Senior/ NAS IO	AAA/Aaa/AAA
X-2	$[638,713,000](5)	N/A	N/A	N/A	Senior/ IO	AAA/Aaa/AAA
X-B	$[11,287,000](5)	N/A	N/A	N/A	Senior/ IO	AAA/Aaa/AAA
A-R	$100	N/A	N/A	N/A	Senior	AAA/Aaa/AAA
B-1	$[11,287,000]	6.62 / 7.32	39-120 / 39-360	Floater (4)	Subordinate	AA/Aa2/AA
B-2	$[5,643,000]			N/A	Subordinate	A/A2/A
B-3	$[3,320,000]	Information Not Provided Herein		N/A	Subordinate	BBB/Baa2/BBB
B-4	$[1,660,000]			N/A	Subordinate	BB/Ba2/BB
B-5	$[996,000]			N/A	Subordinate	B/B2/B
B-6	$[2,323,900]			N/A	Subordinate	NR/NR/NR

Total	$[663,943,000]

(1)

Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group 1 Mortgage Loans, as described herein).  Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein).  Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein).    Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A-1, Class A-2, and Class B-1 Certificates are shown to the Clean-Up Call Date (as described herein).

(3)

The Class A-1 and Class A-2 Certificates will  have a coupon equal to the least of (i) One-Month LIBOR and Six-Month LIBOR, respectively, plus a related margin (which  margin doubles after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.  In the case of the Class A-2 Certificates, Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in November 2003.

(4)

The Class B-1 will have a coupon equal to the least of (i) One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.

(5)

Balances shown with respect to the Class X-1, Class X-2, and Class X-B Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)

The Class X-1 Certificates will consist of two components.  On any Distribution Date, the notional amount of the Class X-1 Certificates will be equal to the sum of the notional amount of such two components.  The notional amount of each component for any Distribution Date is the lesser of (x) the notional amount of such component set out for such date on the related notional amount schedule herein and (y) the class principal amount of the Class A Certificates related to such component immediately prior to such distribution date.  Beginning on the Distribution Date in May 2007, the notional amount of the Class X-1 Certificates will be zero.

(7)

The interest rate on each of the two components of the Class X-1 Certificates will be 0.80%, subject to a cap equal to the weighted average of the interest rates of the mortgage loans in the pool related to such component and subject to other limitations described herein.  Distributions on the Class X-1 Certificates in respect to such components will be subject to certain limitations in connection with Net WAC Shortfalls of the Class A Certificates, and as otherwise described herein.  No principal will be distributed on the Class X-1 Certificates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Transaction Summary

Depositor:

Sequoia Residential Funding, Inc.

Co-Lead Managers:

Morgan Stanley and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Co-Managers:

Banc of America Securities LLC and Greenwich Capital Markets, Inc.

Master Servicer/

Securities Administrator:

Wells Fargo Bank Minnesota, National Association.

Trustee:

HSBC Bank USA.

Custodians:

Wells Fargo Bank Minnesota, National Association  and Deutsche Bank National Trust Company.

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

October 1, 2003.

Statistical Cut-off Date:

October 1, 2003.  The statistical information presented in this Preliminary Term Sheet relates to the pool of mortgage loans as of the Statistical Cut-off Date.  We refer to that pool as the preliminary pool.  Some of the mortgage loans included in the preliminary pool may not be included in the final pool as a result of prepayments or the failure of these mortgage loans to meet the eligibility requirements established for the trust.

Pricing Date:

On or about October [15/16] 2003.

Closing Date:

On or about October 29, 2003.

Distribution Date:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in November 2003.

Certificates:

The “Senior Certificates” will consist of the Class A-1, Class A-2 (together, the “Class A Certificates”), Class X-1, Class X-2, Class X-B (together, the “Class X Certificates”) and Class A-R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  The “LIBOR Certificates” consist of the Class A and Class B-1 Certificates.  The Class A, Class X-1, and Class B-1 Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The Class A and Class B-1 Certificates will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class A and Class B-1 Certificates for a given Distribution Date will be the period beginning on the 20th day of the month preceding such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month in which such Distribution Date occurs(on a 30/360 basis), and with respect to the Class X-1 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs(on a 30/360 basis).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Redemption:

The terms of the transaction allow for the certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage Loans is equal to 20% or less than the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Clean-Up Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of 2 groups, with an aggregate principal balance as of the Statistical Cut-off Date of approximately $709,401,694, of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties (the “Mortgage Loans”).  As of the Statistical Cut-off Date, approximately 89.3% and 10.7% of the Mortgage Loans are six-month LIBOR and one-month LIBOR indexed mortgage loans, respectively.  Substantially all of the Mortgage Loans have original terms to maturity of approximately 25 or 30 years.  As of the Statistical Cut-off Date, approximately 51.3% and 48.7% of the Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  In each case, after such 5-year or 10-year interest-only term, the mortgage loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.  As of the Statistical Cut-off Date, approximately 51.3%, 23.7%, 16.9%, 6.3%, and 1.8% of the Mortgage Loans were originated by GreenPoint Mortgage Funding, Inc. (“GreenPoint”), Morgan Stanley Dean Witter Credit Corporation (“MSDWCC”), Merrill Lynch Credit Corporation (“MLCC”), Bank of America, N.A. (“Bank of America”), and Cendant Mortgage Corporation (“Cendant”), respectively, substantially in accordance with the underwriting guidelines to be specified in the prospectus supplement.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Group 1

Mortgage Loans:

The Group 1 Mortgage Loans have an aggregate principal balance as of the Statistical Cut-off Date of approximately $542,273,940, which equals approximately 76.4% of the Mortgage Loans.  As of the Statistical Cut-off Date, approximately 49.0%, 25.8%, 17.4%, 5.9%, and 1.9% of the Mortgage Loans were originated by GreenPoint, MSDWCC, MLCC, Bank of America, and Cendant, respectively.

As of the Statistical Cut-off Date, approximately 86.1% and 13.9% of the Group 1 Mortgage Loans are six-month LIBOR and one-month LIBOR indexed Mortgage Loans, respectively and  approximately 49.0% and 51.0% of the Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.

Group 2

Mortgage Loans:

The Group 2 Mortgage Loans have an aggregate principal balance as of the Statistical Cut-off Date of approximately $167,127,754, which equals approximately 23.6% of the Mortgage Loans.  As of the Statistical Cut-off Date, approximately 58.6%, 17.1%, 15.0%, 7.6%, and 1.7% of the Mortgage Loans were originated by GreenPoint, MSDWCC, MLCC, Bank of America, and Cendant, respectively.

All of the Group 2 Mortgage Loans are six-month LIBOR indexed Mortgage Loans. As of the Statistical Cut-off Date, approximately 58.6% and 41.4% of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.

Group Subordinate

Amount:

For any Distribution Date and either Group, the excess of the aggregate of the principal balances of the Mortgage Loans in such Group at the beginning of the related collection period over the principal balance of the related Class A Certificates immediately before such Distribution Date.

Net WAC Cap:

In the case of the Class A Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in the related Group; in the case of the Class B-1 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in both Groups, weighted on the basis of the relative Group Subordinate Amount for each Group.

The Class A Certificates will have a Certificate Interest Rate equal to the least of (i) the applicable LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

The Class B-1 Certificates will have a Certificate Interest Rate equal to the least of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class A Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-1 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the LIBOR Certificates.  The Reserve Fund will be funded by an initial deposit of funds on the Closing Date, and thereafter, by amounts otherwise distributable to the Class X Certificates to the extent of any Net WAC Shortfall amount for a related Distribution Date.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the LIBOR  Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Class X Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially 3.80%).

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.10%).

Shifting Interest:

Until the first Distribution Date occurring after October 2013, the Subordinate Certificates will be locked out from receipt of all principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (to be described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

November 2003 – October 2013

  0% Pro Rata Share

November 2013 – October 2014

30% Pro Rata Share

November 2014 – October 2015

40% Pro Rata Share

November 2015 – October 2016

60% Pro Rata Share

November 2016 – October 2017

80% Pro Rata Share

November 2017 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers).  However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in November 2006 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the applicable current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical class designations, in each case until the respective class principal amounts has been reduced to zero; thereafter, to the Class A Certificates in reduction of their respective class principal amounts.

Certificates Priority of

Distributions:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date, the proportionate amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)

Class A-R Certificates, principal allocable to such class.

3)

Concurrently to the Class A Certificates:

Class A-1 and Class A-2 Certificates, pro-rata, principal, until their respective class principal amounts are reduced to zero, from the related Mortgage Loans.

4)

Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

5)

Class B-1 Certificates, principal allocable to such class.

6)

Class A Certificates, the related Net WAC Shortfall amount, from the Reserve Fund.

7)

Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

8)

Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

1)

Class A-R Certificate, any remaining amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sensitivity Tables

Class A-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.30	5.16	3.88	3.03	2.45	1.72
MDUR (yr)	5.84	4.83	3.68	2.91	2.36	1.67
First Prin Pay	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
Last Prin Pay	12/20/2018	8/20/2016	10/20/2013	9/20/2011	3/20/2010	5/20/2008

Class A-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.68	5.54	4.21	3.33	2.70	1.89
MDUR (yr)	6.14	5.14	3.96	3.16	2.58	1.83
First Prin Pay	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
Last Prin Pay	10/20/2033	10/20/2033	10/20/2033	10/20/2033	10/20/2033	9/20/2033

Class A-2 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.28	5.15	3.87	3.03	2.45	1.72
MDUR (yr)	5.80	4.81	3.67	2.90	2.36	1.67
First Prin Pay	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
Last Prin Pay	12/20/2018	8/20/2016	10/20/2013	9/20/2011	3/20/2010	5/20/2008

Class A-2 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.67	5.53	4.21	3.32	2.70	1.89
MDUR (yr)	6.10	5.11	3.94	3.15	2.58	1.82
First Prin Pay	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
Last Prin Pay	9/20/2033	9/20/2033	9/20/2033	9/20/2033	9/20/2033	9/20/2033

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sensitivity Tables (cont’d)

Class B-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.53	8.73	6.62	5.39	4.57	3.45
MDUR (yr)	9.48	7.98	6.17	5.08	4.35	3.32
First Prin Pay	4/20/2009	3/20/2008	1/20/2007	4/20/2006	11/20/2005	4/20/2005
Last Prin Pay	12/20/2018	8/20/2016	10/20/2013	9/20/2011	3/20/2010	5/20/2008

Class B-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.33	9.53	7.32	6.05	5.22	4.03
MDUR (yr)	10.07	8.59	6.73	5.63	4.90	3.84
First Prin Pay	4/20/2009	3/20/2008	1/20/2007	4/20/2006	11/20/2005	4/20/2005
Last Prin Pay	10/20/2033	10/20/2033	10/20/2033	10/20/2033	10/20/2033	9/20/2033

Class X-1 To Call
CPR	12% CPR	20% CPR	30% CPR	35% CPR	36% CPR	40% CPR
Yield	4.50	4.50	4.50	4.50	2.93	(3.60)

Class X-1 To Maturity
CPR	12% CPR	20% CPR	30% CPR	35% CPR	36% CPR	40% CPR
Yield	4.50	4.50	4.50	4.50	2.93	(3.60)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class A-1 and Class A-2, and Class B-1 Certificates

Effective Net WAC Cap Schedule*

Assumptions:
20% CPR
To Clean-Up Call
Class A Hard Cap: [11.50]%
Class B-1 Hard Cap: [11.50]%

Distribution Period	Class A-1 30/360 Net WAC Cap (%)	Class A-2 30/360 Net WAC Cap (%)	Class B-1 30/360 Net WAC Cap (%)
1	2.63	2.66	2.64
2	3.91	2.66	3.61
3	3.91	2.66	3.61
4	3.91	2.66	3.61
5	3.91	2.82	3.65
6 and After	11.50	11.50	11.50

*

The Net WAC Cap is calculated assuming current 1-Month LIBOR or 6-Month LIBOR of 20.00% and is run at the pricing speed of 20% CPR to the clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Notional Amount Schedules for the Class X-1

Distribution Date	Group 1 Nas IO Schedule	Group 2 Nas IO Schedule

November 20, 2003	$488,239,000.00	$150,474,000.00
December 20, 2003	470,342,827.69	144,958,404.40
January 20, 2004	453,077,611.31	139,637,298.98
February 20, 2004	436,421,198.64	134,503,825.66
March 20, 2004	420,352,122.13	129,551,368.18
April 20, 2004	404,849,671.22	124,773,543.58
May 20, 2004	389,893,865.63	120,164,193.99
June 20, 2004	375,465,429.62	115,717,378.65
July 20, 2004	361,545,767.16	111,427,366.31
August 20, 2004	348,116,937.96	107,288,627.81
September 20, 2004	335,161,634.30	103,295,828.94
October 20, 2004	322,663,158.80	99,443,823.60
November 20, 2004	310,605,402.85	95,727,647.15
December 20, 2004	298,972,825.85	92,142,510.01
January 20, 2005	287,750,435.20	88,683,791.49
February 20, 2005	276,923,766.96	85,347,033.83
March 20, 2005	266,478,867.23	82,127,936.47
April 20, 2005	256,402,274.14	79,022,350.48
May 20, 2005	246,681,000.51	76,026,273.24
June 20, 2005	237,302,517.10	73,135,843.27
July 20, 2005	228,254,736.50	70,347,335.25
August 20, 2005	219,866,023.25	67,761,956.15
September 20, 2005	211,779,106.63	65,269,590.07
October 20, 2005	203,983,239.05	62,866,924.62
November 20, 2005	196,468,053.72	60,550,764.80
December 20, 2005	189,223,551.28	58,318,028.80
January 20, 2006	182,240,086.74	56,165,744.08
February 20, 2006	175,508,356.96	54,091,043.42
March 20, 2006	169,019,388.63	52,091,161.26
April 20, 2006	162,764,526.51	50,163,430.09
May 20, 2006	156,735,422.26	48,305,276.95
June 20, 2006	150,924,023.56	46,514,220.16
July 20, 2006	145,322,563.66	44,787,865.99
August 20, 2006	139,923,551.24	43,123,905.66
September 20, 2006	134,719,760.71	41,520,112.25
October 20, 2006	129,704,222.80	39,974,337.84
November 20, 2006	124,870,215.51	38,484,510.73
December 20, 2006	120,467,058.93	37,127,475.13
January 20, 2007	116,219,165.86	35,818,291.15
February 20, 2007	112,121,061.41	34,555,271.43
March 20, 2007	108,167,463.77	33,336,788.14
April 20, 2007	104,353,277.35	32,161,270.84
May 20, 2007 and thereafter	0.00	0.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

TOTAL CURRENT BALANCE:	$709,401,694
NUMBER OF LOANS:	2,020
			Minimum		Maximum
AVG CURRENT BALANCE:	$351,189		$21,166		$3,000,000
AVG ORIGINAL BALANCE:	$352,668		$23,600		$3,000,000

WAVG LOAN RATE:	2.993%		2.125%		4.000%
WAVG SERVICING FEE:	0.354%		0.250%		0.625%
WAVG NET LOAN RATE:	2.639%		1.875%		3.625%

WAVG GROSS MARGIN:	1.822%		1.000%		2.500%
WAVG MAXIMUM LOAN RATE:	12.003%		11.875%		15.375%
WAVG PERIODIC RATE CAP:	N/A		N/A		N/A
WAVG FIRST RATE CAP:	N/A		N/A		N/A

WAVG ORIGINAL LTV:	68.00%		7.29%		100.00%
WAVG EFFECTIVE LTV(1):	66.85%		7.29%		95.00%

WAVG CREDIT SCORE:	731		504		821

WAVG ORIGINAL TERM:	331	months	300	months	360	months
WAVG REMAINING TERM:	329	months	287	months	360	months
WAVG SEASONING:	1	months	0	months	13	months

WAVG NEXT RATE RESET:	4	months	1	months	6	months
WAVG RATE ADJ FREQ:	5	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	5	months	1	months	6	months

WAVG IO ORIGINAL TERM:	89	months	60	months	120	months
WAVG IO REMAINING TERM:	88	months	53	months	120	months

TOP STATE CONCENTRATIONS (%):	CA (28.09%), FL (10.41%), and AZ (5.22%)
MAXIMUM ZIP CODE CONCENTRATION (%):	85253 (0.75%), Paradise Valley, AZ

FIRST PAY DATE:			Oct 01, 2002		Nov 01, 2003
RATE CHANGE DATE:			Nov 01, 2003		Apr 01, 2004
MATURITY DATE:			Sep 01, 2027		Oct 01, 2033
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Greenpoint	1,095	$363,770,010.54	51.28%
Morgan Stanley	489	168,428,171.11	23.74
Merrill Lynch Credit Corp	322	119,621,037.66	16.86
BofA	76	44,614,260.79	6.29
Cendant Mortgage Corp	38	12,968,214.22	1.83
Total	2,020	$709,401,694.32	100.00%

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Libor - 6 Month	1,835	$633,811,843.07	89.34%
Libor - 1 Month	185	75,589,851.25	10.66
Total	2,020	$709,401,694.32	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	2,020	$709,401,694.32	100.00%
Total	2,020	$709,401,694.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 25,000.00	1	$21,165.60	0.00%
25,000.01 - 50,000.00	9	410,727.37	0.06
50,000.01 - 75,000.00	44	2,883,988.63	0.41
75,000.01 - 100,000.00	92	8,279,310.27	1.17
100,000.01 - 200,000.00	580	87,888,136.66	12.39
200,000.01 - 300,000.00	393	97,905,710.04	13.8
300,000.01 - 400,000.00	299	104,621,242.63	14.75
400,000.01 - 500,000.00	204	92,808,929.79	13.08
500,000.01 - 600,000.00	123	68,048,698.69	9.59
600,000.01 - 700,000.00	93	60,674,399.51	8.55
700,000.01 - 800,000.00	56	42,511,005.95	5.99
800,000.01 - 900,000.00	25	21,391,174.97	3.02

Sequoia Mortgage Trust 2003-6

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

900,000.01 - 1,000,000.00	51	49,919,229.70	7.04
1,000,000.01 - 1,500,000.00	37	46,040,943.51	6.49
1,500,000.01 - 2,000,000.00	10	18,156,408.00	2.56
2,000,000.01 - 2,500,000.00	1	2,190,623.00	0.31
2,500,000.01 - 3,000,000.00	2	5,650,000.00	0.8
Total	2,020	$709,401,694.32	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.001 - 2.250	2	$1,785,000.00	0.25%
2.251 - 2.500	23	7,813,796.39	1.10
2.501 - 2.750	445	159,033,475.59	22.42
2.751 - 3.000	716	233,674,962.99	32.94
3.001 - 3.250	764	275,691,214.60	38.86
3.251 - 3.500	67	27,109,244.75	3.82
3.501 - 3.750	2	3,114,000.00	0.44
3.751 - 4.000	1	1,180,000.00	0.17
Total	2,020	$709,401,694.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1.000	6	$3,647,900.00	0.51%
1.125	2	419,220.00	0.06
1.250	14	4,323,743.19	0.61
1.375	10	3,867,183.17	0.55
1.500	144	53,662,200.12	7.56
1.625	546	184,621,961.71	26.03
1.750	199	70,193,905.46	9.89
1.875	339	106,228,525.55	14.97
2.00	640	234,605,380.82	33.07
2.125	56	19,264,011.57	2.72
2.250	62	25,453,662.73	3.59
2.375	1	2,650,000.00	0.37
2.500	1	464,000.00	0.07
Total	2,020	$709,401,694.32	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	925	$345,631,683.78	48.72%
360	1,095	363,770,010.54	51.28
Total	2,020	$709,401,694.32	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
283 - 288	3	$1,322,803.67	0.19%
289 - 294	37	12,378,090.79	1.74
295 - 300	885	331,930,789.32	46.79
349 - 354	6	2,431,543.74	0.34
355 - 360	1,089	361,338,466.80	50.94
Total	2,020	$709,401,694.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
49 - 54	6	$2,431,543.74	0.34%
55 - 60	1,089	361,338,466.80	50.94
103 - 108	3	1,322,803.67	0.19
109 - 114	37	12,378,090.79	1.74
115 - 120	885	331,930,789.32	46.79
Total	2,020	$709,401,694.32	100.00%

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
11/1/2003	198	$79,819,874.80	11.25%
12/1/2003	10	2,908,151.80	0.41
1/1/2004	103	37,857,255.59	5.34
2/1/2004	371	132,732,845.15	18.71
3/1/2004	998	338,128,788.65	47.66
4/1/2004	340	117,954,778.32	16.63
Total	2,020	$709,401,694.32	100.00%
7/1/2003	198	92,238,479.25	16.77

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	2	$361,256.35	0.05%
10.01 - 20.00	20	6,137,128.96	0.87
20.01 - 30.00	52	13,755,809.74	1.94
30.01 - 40.00	84	24,135,967.97	3.40
40.01 - 50.00	149	56,101,762.75	7.91
50.01 - 60.00	195	90,166,270.08	12.71
60.01 - 70.00	331	136,086,724.88	19.18
70.01 - 80.00	1,057	344,182,200.83	48.52
80.01 - 90.00	46	11,507,793.61	1.62
90.01 - 100.00	84	26,966,779.16	3.80
Total	2,020	$709,401,694.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	2	$361,256.35	0.05%
10.01 - 20.00	20	6,137,128.96	0.87
20.01 - 30.00	52	13,755,809.74	1.94
30.01 - 40.00	84	24,135,967.97	3.40
40.01 - 50.00	161	60,899,754.59	8.58
50.01 - 60.00	201	91,770,189.08	12.94
60.01 - 65.00	125	58,567,258.06	8.26
65.01 - 70.00	255	96,943,406.48	13.67
70.01 - 75.00	325	111,577,115.15	15.73
75.01 - 80.00	730	231,159,664.68	32.59
80.01 - 85.00	14	3,593,910.58	0.51
85.01 - 90.00	27	5,898,094.45	0.83
90.01 - 95.00	24	4,602,138.24	0.65
Total	2,020	$709,401,694.32	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
N/A	10	$4,787,197.98	0.67%
500 - 524	1	748,000.00	0.11
575 - 599	7	4,132,702.00	0.58
600 - 624	14	4,159,122.10	0.59
625 - 649	34	10,816,390.00	1.52
650 - 674	159	59,049,256.53	8.32
675 - 699	292	103,111,291.85	14.53
700 - 724	319	119,214,238.50	16.80
725 - 749	329	122,457,654.49	17.26
750 - 774	450	153,019,994.14	21.57
775 - 799	354	111,955,696.90	15.78
800 - 824	51	15,950,149.83	2.25
Total	2,020	$709,401,694.32	100.00%

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	2,020	$709,401,694.32	100.00%
Total	2,020	$709,401,694.32	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	1,137	$379,673,832.24	53.52%
Limited	318	139,701,633.09	19.69
Alternative	275	108,959,095.29	15.36
Lite Doc	204	56,678,961.01	7.99
No Ratio	53	14,324,236.85	2.02
Income, No asset	27	7,915,144.93	1.12
Asset, No Income	6	2,148,790.91	0.30
Total	2,020	$709,401,694.32	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	1,799	$632,876,685.03	89.21%
Second Home	156	62,746,601.45	8.85
Investment	65	13,778,407.84	1.94
Total	2,020	$709,401,694.32	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	1,261	$463,908,524.07	65.39%
PUD	546	184,401,677.60	25.99
Condo	195	53,361,423.41	7.52
Co-op	5	3,621,962.11	0.51
2-4 Family	11	3,601,927.13	0.51
Manufactured Housing	1	302,000.00	0.04
Townhouse	1	204,180.00	0.03
Total	2,020	$709,401,694.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Refinance - Rate Term	978	$319,461,496.25	45.03%
Purchase	510	205,352,984.82	28.95
Refinance - Cashout	532	184,587,213.25	26.02
Total	2,020	$709,401,694.32	100.00%

Sequoia Mortgage Trust 2003-6

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	12	$2,613,116.00	0.37%
Alaska	2	367,805.85	0.05
Arizona	143	37,048,530.74	5.22
Arkansas	5	829,189.00	0.12
California	421	199,303,738.71	28.09
Colorado	75	23,878,632.40	3.37
Connecticut	23	9,703,292.78	1.37
Delaware	3	2,526,700.00	0.36
District of Columbia	6	4,615,229.17	0.65
Florida	207	73,837,454.82	10.41
Georgia	123	33,134,392.95	4.67
Hawaii	9	5,176,009.44	0.73
Idaho	4	769,779.99	0.11
Illinois	51	20,151,918.68	2.84
Indiana	12	3,739,278.00	0.53
Kansas	8	2,089,200.00	0.29
Kentucky	7	2,330,900.00	0.33
Louisiana	5	1,703,906.89	0.24
Maine	3	807,083.31	0.11
Maryland	34	13,183,388.08	1.86
Massachusetts	46	19,220,121.60	2.71
Michigan	41	11,257,698.62	1.59
Minnesota	29	8,568,727.43	1.21
Missouri	15	6,576,300.00	0.93
Montana	6	1,236,533.00	0.17
Nebraska	3	1,379,991.30	0.19
Nevada	40	12,467,710.67	1.76
New Hampshire	6	1,389,399.98	0.20
New Jersey	69	27,765,400.47	3.91
New Mexico	2	553,000.00	0.08
New York	55	29,433,667.23	4.15
North Carolina	78	23,712,751.18	3.34
Ohio	95	16,322,680.12	2.30
Oklahoma	7	1,224,189.98	0.17
Oregon	25	7,687,292.91	1.08
Pennsylvania	44	13,336,941.90	1.88
Rhode Island	3	1,977,799.99	0.28
South Carolina	30	9,609,010.95	1.35
South Dakota	1	88,771.76	0.01
Tennessee	24	6,670,588.24	0.94
Texas	82	22,815,634.64	3.22
Utah	15	6,070,307.53	0.86
Vermont	1	110,000.00	0.02
Virginia	53	17,213,934.36	2.43
Virgin Islands	2	780,658.33	0.11
Washington	86	21,355,120.30	3.01
Wisconsin	8	1,767,915.00	0.25
Wyoming	1	1,000,000.00	0.14
Total	2,020	$709,401,694.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 1 Collateral

As of the Statistical Cut-Off Date

TOTAL CURRENT BALANCE:	$542,273,940
NUMBER OF LOANS:	1,537
			Minimum		Maximum
AVG CURRENT BALANCE:	$352,813		$21,166		$3,000,000
AVG ORIGINAL BALANCE:	$354,364		$23,600		$3,000,000

WAVG LOAN RATE:	2.987%		2.125%		4.000%
WAVG SERVICING FEE:	0.354%		0.250%		0.625%
WAVG NET LOAN RATE:	2.633%		1.875%		3.625%

WAVG GROSS MARGIN:	1.816%		1.000%		2.500%
WAVG MAXIMUM LOAN RATE:	12.003%		11.875%		15.375%
WAVG PERIODIC RATE CAP:	N/A		N/A		N/A
WAVG FIRST RATE CAP:	N/A		N/A		N/A

WAVG ORIGINAL LTV:	67.74%		8.23%		100.00%
WAVG EFFECTIVE LTV(1):	66.59%		8.23%		95.00%

WAVG CREDIT SCORE:	730		504		814

WAVG ORIGINAL TERM:	329	months	300	months	360	months
WAVG REMAINING TERM:	328	months	287	months	360	months
WAVG SEASONING:	1	months	0	months	13	months

WAVG NEXT RATE RESET:	4	months	1	months	6	months
WAVG RATE ADJ FREQ:	5	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	5	months	1	months	6	months

WAVG IO ORIGINAL TERM:	91	months	60	months	120	months
WAVG IO REMAINING TERM:	89	months	53	months	120	months

TOP STATE CONCENTRATIONS (%):	CA (28.60%), FL (9.59%), and NY (4.75%)
MAXIMUM ZIP CODE CONCENTRATION (%):	90049 (0.84%) Los Angeles, CA

FIRST PAY DATE:			Oct 01, 2002		Nov 01, 2003
RATE CHANGE DATE:			Nov 01, 2003		Apr 01, 2004
MATURITY DATE:			Sep 01, 2027		Oct 01, 2033
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

Sequoia Mortgage Trust 2003-6

Group 1 Collateral

As of the Statistical Cut-Off Date

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Greenpoint	804	$265,754,278.85	49.01%
Morgan Stanley	399	139,911,863.60	25.80
Merrill Lynch Credit Corp	248	94,561,491.94	17.44
BofA	57	31,993,173.79	5.90
Cendant Mortgage Corp	29	10,053,132.07	1.85
Total	1,537	$542,273,940.25	100.00%

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Libor - 6 Month	1,352	$466,684,089.00	86.06%
Libor - 1 Month	185	75,589,851.25	13.94
Total	1,537	$542,273,940.25	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	1,537	$542,273,940.25	100.00%
Total	1,537	$542,273,940.25	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 1 Collateral

As of the Statistical Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 25,000.00	1	$21,165.60	0.00%
25,000.01 - 50,000.00	7	340,464.00	0.06
50,000.01 - 75,000.00	31	2,029,192.37	0.37
75,000.01 - 100,000.00	78	7,038,000.13	1.30
100,000.01 - 200,000.00	433	65,429,215.40	12.07
200,000.01 - 300,000.00	280	69,671,208.78	12.85
300,000.01 - 400,000.00	241	84,182,590.52	15.52
400,000.01 - 500,000.00	163	74,049,300.41	13.66
500,000.01 - 600,000.00	97	53,618,969.92	9.89
600,000.01 - 700,000.00	65	42,392,201.22	7.82
700,000.01 - 800,000.00	45	34,123,452.53	6.29
800,000.01 - 900,000.00	20	17,065,174.98	3.15
900,000.01 - 1,000,000.00	41	40,205,538.87	7.41
1,000,000.01 - 1,500,000.00	24	29,685,434.52	5.47
1,500,000.01 - 2,000,000.00	8	14,581,408.00	2.69
2,000,000.01 - 2,500,000.00	1	2,190,623.00	0.40
2,500,000.01 - 3,000,000.00	2	5,650,000.00	1.04
Total	1,537	$542,273,940.25	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.001 - 2.250	1	$1,505,000.00	0.28%
2.251 - 2.500	16	4,775,214.08	0.88
2.501 - 2.750	364	128,921,482.78	23.77
2.751 - 3.000	540	178,776,274.52	32.97
3.001 - 3.250	567	206,467,981.45	38.07
3.251 - 3.500	46	17,533,987.42	3.23
3.501 - 3.750	2	3,114,000.00	0.57
3.751 - 4.000	1	1,180,000.00	0.22
Total	1,537	$542,273,940.25	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 1 Collateral

As of the Statistical Cut-Off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1.000	5	$3,391,900.00	0.63%
1.125	1	139,220.00	0.03
1.250	10	2,969,894.08	0.55
1.375	6	1,487,699.98	0.27
1.500	134	49,610,600.12	9.15
1.625	414	140,269,525.70	25.87
1.750	145	51,380,028.11	9.47
1.875	252	79,955,880.59	14.74
2.000	480	178,028,799.05	32.83
2.125	44	15,901,712.87	2.93
2.250	44	16,024,679.76	2.96
2.375	1	2,650,000.00	0.49
2.500	1	464,000.00	0.09
Total	1,537	$542,273,940.25	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	733	$276,519,661.40	50.99%
360	804	265,754,278.85	49.01
Total	1,537	$542,273,940.25	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
283 - 288	3	$1,322,803.67	0.24%
289 - 294	27	9,092,421.45	1.68
295 - 300	703	266,104,436.28	49.07
349 - 354	5	2,296,562.77	0.42
355 - 360	799	263,457,716.08	48.58
Total	1,537	$542,273,940.25	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 1 Collateral

As of the Statistical Cut-Off Date

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
49 - 54	5	$2,296,562.77	0.42%
55 - 60	799	263,457,716.08	48.58
103 - 108	3	1,322,803.67	0.24
109 - 114	27	9,092,421.45	1.68
115 - 120	703	266,104,436.28	49.07
Total	1,537	$542,273,940.25	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 1 Collateral

As of the Statistical Cut-Off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
11/1/2003	193	$78,206,128.85	14.42%
12/1/2003	6	1,748,025.95	0.32
1/1/2004	71	25,699,267.14	4.74
2/1/2004	265	91,669,413.61	16.90
3/1/2004	753	260,573,526.69	48.05
4/1/2004	249	84,377,578.01	15.56
Total	1,537	$542,273,940.25	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	1	$106,256.35	0.02%
10.01 - 20.00	14	4,415,333.80	0.81
20.01 - 30.00	41	10,824,929.96	2.00
30.01 - 40.00	69	19,258,037.29	3.55
40.01 - 50.00	114	42,769,259.21	7.89
50.01 - 60.00	154	75,190,442.33	13.87
60.01 - 70.00	258	103,336,473.12	19.06
70.01 - 80.00	794	258,393,734.47	47.65
80.01 - 90.00	33	8,743,404.43	1.61
90.01 - 100.00	59	19,236,069.30	3.55
Total	1,537	$542,273,940.25	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 1 Collateral

As of the Statistical Cut-Off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	1	$106,256.35	0.02%
10.01 - 20.00	14	4,415,333.80	0.81
20.01 - 30.00	41	10,824,929.96	2.00
30.01 - 40.00	69	19,258,037.29	3.55
40.01 - 50.00	126	47,567,251.05	8.77
50.01 - 60.00	158	75,134,361.33	13.86
60.01 - 65.00	94	42,071,088.79	7.76
65.01 - 70.00	200	75,362,296.41	13.90
70.01 - 75.00	245	84,709,379.59	15.62
75.01 - 80.00	548	173,518,933.88	32.00
80.01 - 85.00	9	2,423,149.98	0.45
85.01 - 90.00	20	4,626,044.45	0.85
90.01 - 95.00	12	2,256,877.38	0.42
Total	1,537	$542,273,940.25	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
N/A	6	$2,514,854.68	0.46%
500 - 524	1	748,000.00	0.14
575 - 599	5	2,780,702.00	0.51
600 - 624	10	3,093,122.10	0.57
625 - 649	23	8,050,166.98	1.48
650 - 674	122	46,614,259.81	8.60
675 - 699	227	82,647,842.73	15.24
700 - 724	249	93,985,506.78	17.33
725 - 749	251	93,434,322.45	17.23
750 - 774	335	114,241,541.10	21.07
775 - 799	268	81,035,710.71	14.94
800 - 824	40	13,127,910.91	2.42
Total	1,537	$542,273,940.25	100.00%

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	1,537	$542,273,940.25	100.00%
Total	1,537	$542,273,940.25	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	832	$275,211,636.83	50.75%
Limited	238	107,205,234.40	19.77
Alternative	229	91,890,419.34	16.95
Lite Doc	161	45,427,665.03	8.38
No Ratio	47	13,124,817.79	2.42
Income, No asset	25	7,426,375.95	1.37
Asset, No Income	5	1,987,790.91	0.37
Total	1,537	$542,273,940.25	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	1,363	$481,282,573.31	88.75%
Second Home	121	49,766,259.09	9.18
Investment	53	11,225,107.85	2.07
Total	1,537	$542,273,940.25	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	969	$363,089,078.61	66.96%
PUD	404	134,296,707.39	24.77
Condo	150	38,915,244.02	7.18
2-4 Family	8	2,918,727.13	0.54
Co-op	4	2,548,003.11	0.47
Manufactured Housing	1	302,000.00	0.06
Townhouse	1	204,180.00	0.04
Total	1,537	$542,273,940.25	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 1 Collateral

As of the Statistical Cut-Off Date

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Refinance - Rate Term	728	$242,141,952.40	44.65%
Purchase	392	155,292,892.07	28.64
Refinance - Cashout	417	144,839,095.78	26.71
Total	1,537	$542,273,940.25	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 1 Collateral

As of the Statistical Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	9	$2,139,791.00	0.39%
Alaska	1	204,642.85	0.04
Arizona	99	25,641,142.08	4.73
Arkansas	4	693,189.00	0.13
California	329	155,090,610.36	28.60
Colorado	59	17,976,600.89	3.32
Connecticut	19	8,224,120.68	1.52
Delaware	2	706,700.00	0.13
District of Columbia	4	2,916,833.17	0.54
Florida	162	52,012,764.08	9.59
Georgia	90	25,232,722.02	4.65
Hawaii	7	4,596,430.86	0.85
Idaho	4	769,779.99	0.14
Illinois	40	16,746,881.55	3.09
Indiana	10	3,308,278.00	0.61
Kansas	5	1,298,700.00	0.24
Kentucky	4	1,016,900.00	0.19
Louisiana	5	1,703,906.89	0.31
Maine	3	807,083.31	0.15
Maryland	24	9,133,790.08	1.68
Massachusetts	34	14,815,193.25	2.73
Michigan	30	8,580,290.54	1.58
Minnesota	23	7,060,027.43	1.30
Missouri	11	5,609,000.00	1.03
Montana	4	717,533.00	0.13
Nebraska	2	1,304,000.00	0.24
Nevada	26	8,367,019.59	1.54
New Hampshire	5	1,089,399.98	0.20
New Jersey	53	21,126,930.16	3.90
New Mexico	2	553,000.00	0.10
New York	48	25,761,333.66	4.75
North Carolina	66	20,023,763.28	3.69
Ohio	74	13,411,268.09	2.47
Oklahoma	7	1,224,189.98	0.23
Oregon	19	5,384,106.91	0.99
Pennsylvania	33	10,523,579.89	1.94
Rhode Island	3	1,977,799.99	0.36
South Carolina	21	7,271,228.75	1.34
South Dakota	1	88,771.76	0.02
Tennessee	16	4,813,888.27	0.89
Texas	56	16,010,136.27	2.95
Utah	11	5,219,212.00	0.96
Vermont	1	110,000.00	0.02
Virginia	44	14,198,727.16	2.62
Virgin Islands	1	130,658.33	0.02
Washington	59	14,577,900.13	2.69
Wisconsin	6	1,104,115.00	0.20
Wyoming	1	1,000,000.00	0.18
Total	1,537	$542,273,940.25	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 2 Collateral

As of the Statistical Cut-Off Date

TOTAL CURRENT BALANCE:	$167,127,754
NUMBER OF LOANS:	483
			Minimum		Maximum
AVG CURRENT BALANCE:	$346,020		$31,382		$1,820,000
AVG ORIGINAL BALANCE:	$347,271		$39,250		$1,820,000

WAVG LOAN RATE:	3.014%		2.250%		3.500%
WAVG SERVICING FEE:	0.357%		0.250%		0.500%
WAVG NET LOAN RATE:	2.657%		2.000%		3.125%

WAVG GROSS MARGIN:	1.839%		1.000%		2.250%
WAVG MAXIMUM LOAN RATE:	12.000%		12.000%		12.000%
WAVG PERIODIC RATE CAP:	N/A		N/A		N/A
WAVG FIRST RATE CAP:	N/A		N/A		N/A

WAVG ORIGINAL LTV:	68.84%		7.29%		100.00%
WAVG EFFECTIVE LTV(1):	67.69%		7.29%		95.00%

WAVG CREDIT SCORE:	734		590		821

WAVG ORIGINAL TERM:	335	months	300	months	360	months
WAVG REMAINING TERM:	334	months	290	months	360	months
WAVG SEASONING:	1	months	0	months	10	months

WAVG NEXT RATE RESET:	5	months	1	months	6	months
WAVG RATE ADJ FREQ:	6	months	6	months	6	months
WAVG FIRST RATE ADJ FREQ:	6	months	6	months	6	months

WAVG IO ORIGINAL TERM:	85	months	60	months	120	months
WAVG IO REMAINING TERM:	83	months	54	months	120	months

TOP STATE CONCENTRATIONS (%):	CA (26.45%), FL (13.06%), and AZ (6.83%)
MAXIMUM ZIP CODE CONCENTRATION (%):	33496 (1.57%) Boca Raton, FL

FIRST PAY DATE:			Jan 01, 2003		Nov 01, 2003
RATE CHANGE DATE:			Nov 01, 2003		Apr 01, 2004
MATURITY DATE:			Dec 01, 2027		Oct 01, 2033
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 2 Collateral

As of the Statistical Cut-Off Date

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Greenpoint	291	$98,015,731.69	58.65%
Morgan Stanley	90	28,516,307.51	17.06
Merrill Lynch Credit Corp	74	25,059,545.72	14.99
BofA	19	12,621,087.00	7.55
Cendant Mortgage Corp	9	2,915,082.15	1.74
Total	483	$167,127,754.07	100.00%

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Libor - 6 Month	483	$167,127,754.07	100.00%
Total	483	$167,127,754.07	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	483	$167,127,754.07	100.00%
Total	483	$167,127,754.07	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 2 Collateral

As of the Statistical Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
25,000.01 - 50,000.00	2	$70,263.37	0.04%
50,000.01 - 75,000.00	13	854,796.26	0.51
75,000.01 - 100,000.00	14	1,241,310.14	0.74
100,000.01 – 200,000.00	147	22,458,921.26	13.44
200,000.01 – 300,000.00	113	28,234,501.26	16.89
300,000.01 - 400,000.00	58	20,438,652.11	12.23
400,000.01 - 500,000.00	41	18,759,629.38	11.22
500,000.01 - 600,000.00	26	14,429,728.77	8.63
600,000.01 - 700,000.00	28	18,282,198.29	10.94
700,000.01 - 800,000.00	11	8,387,553.42	5.02
800,000.01 - 900,000.00	5	4,325,999.99	2.59
900,000.01 - 1,000,000.00	10	9,713,690.83	5.81
1,000,000.01 - 1,500,000.00	13	16,355,508.99	9.79
1,500,000.01 - 2,000,000.00	2	3,575,000.00	2.14
Total	483	$167,127,754.07	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.001 - 2.250	1	$280,000.00	0.17%
2.251 - 2.500	7	3,038,582.31	1.82
2.501 - 2.750	81	30,111,992.81	18.02
2.751 - 3.000	176	54,898,688.47	32.85
3.001 - 3.250	197	69,223,233.15	41.42
3.251 - 3.500	21	9,575,257.33	5.73
Total	483	$167,127,754.07	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 2 Collateral

As of the Statistical Cut-Off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1.000	1	$256,000.00	0.15%
1.125	1	280,000.00	0.17
1.250	4	1,353,849.11	0.81
1.375	4	2,379,483.19	1.42
1.500	10	4,051,600.00	2.42
1.625	132	44,352,436.01	26.54
1.750	54	18,813,877.35	11.26
1.875	87	26,272,644.96	15.72
2.000	160	56,576,581.77	33.85
2.125	12	3,362,298.70	2.01
2.250	18	9,428,982.97	5.64
Total	483	$167,127,754.07	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	192	$69,112,022.38	41.35%
360	291	98,015,731.69	58.65
Total	483	$167,127,754.07	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
289 - 294	10	$3,285,669.34	1.97%
295 - 300	182	65,826,353.04	39.39
349 - 354	1	134,980.97	0.08
355 - 360	290	97,880,750.72	58.57
Total	483	$167,127,754.07	100.00%

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
49 - 54	1	$134,980.97	0.08%
55 - 60	290	97,880,750.72	58.57
109 - 114	10	3,285,669.34	1.97
115 - 120	182	65,826,353.04	39.39
Total	483	$167,127,754.07	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 2 Collateral

As of the Statistical Cut-Off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
11/01/2003	5	$1,613,745.95	0.97%
12/01/2003	4	1,160,125.85	0.69
01/01/2004	32	12,157,988.45	7.27
02/01/2004	106	41,063,431.55	24.57
03/01/2004	245	77,555,261.96	46.40
04/01/2004	91	33,577,200.31	20.09
Total	483	$167,127,754.07	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
00.01 – 10.00	1	$255,000.00	0.15%
10.01 – 20.00	6	1,721,795.16	1.03
20.01 – 30.00	11	2,930,879.78	1.75
30.01 – 40.00	15	4,877,930.67	2.92
40.01 – 50.00	35	13,332,503.54	7.98
50.01 – 60.00	41	14,975,827.75	8.96
60.01 – 70.00	73	32,750,251.76	19.60
70.01 – 80.00	263	85,788,466.36	51.33
80.01 – 90.00	13	2,764,389.19	1.65
90.01 – 100.00	25	7,730,709.86	4.63
Total	483	$167,127,754.07	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 2 Collateral

As of the Statistical Cut-Off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	1	$255,000.00	0.15%
10.01 - 20.00	6	1,721,795.16	1.03
20.01 - 30.00	11	2,930,879.78	1.75
30.01 - 40.00	15	4,877,930.67	2.92
40.01 - 50.00	35	13,332,503.54	7.98
50.01 - 60.00	43	16,635,827.75	9.95
60.01 - 65.00	31	16,496,169.27	9.87
65.01 - 70.00	55	21,581,110.07	12.91
70.01 - 75.00	80	26,867,735.56	16.08
75.01 - 80.00	182	57,640,730.80	34.49
80.01 - 85.00	5	1,170,760.61	0.70
85.01 - 90.00	7	1,272,050.00	0.76
90.01 - 95.00	12	2,345,260.86	1.40
Total	483	$167,127,754.07	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
N/A	4	$2,272,343.30	1.36%
575 - 599	2	1,352,000.00	0.81
600 - 624	4	1,066,000.00	0.64
625 - 649	11	2,766,223.02	1.66
650 - 674	37	12,434,996.72	7.44
675 - 699	65	20,463,449.12	12.24
700 - 724	70	25,228,731.72	15.10
725 - 749	78	29,023,332.04	17.37
750 - 774	115	38,778,453.04	23.20
775 - 799	86	30,919,986.19	18.50
800 - 824	11	2,822,238.92	1.69
Total	483	$167,127,754.07	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 2 Collateral

As of the Statistical Cut-Off Date

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	483	$167,127,754.07	100.00%
Total	483	$167,127,754.07	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	305	$104,462,195.41	62.50%
Limited	80	32,496,398.69	19.44
Alternative	46	17,068,675.95	10.21
Lite Doc	43	11,251,295.98	6.73
No Ratio	6	1,199,419.06	0.72
Income, No asset	2	488,768.98	0.29
Asset, No Income	1	161,000.00	0.10
Total	483	$167,127,754.07	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	436	$151,594,111.72	90.71%
Second Home	35	12,980,342.36	7.77
Investment	12	2,553,299.99	1.53
Total	483	$167,127,754.07	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 2 Collateral

As of the Statistical Cut-Off Date

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	292	$100,819,445.47	60.32%
PUD	142	50,104,970.21	29.98
Condo	45	14,446,179.39	8.64
Co-op	1	1,073,959.00	0.64
2-4 Family	3	683,200.00	0.41
Total	483	$167,127,754.07	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Refinance - Rate Term	250	$77,319,543.85	46.26%
Purchase	118	50,060,092.75	29.95
Refinance - Cashout	115	39,748,117.47	23.78
Total	483	$167,127,754.07	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-6

Group 2 Collateral

As of the Statistical Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	3	$473,325.00	0.28%
Alaska	1	163,163.00	0.10
Arizona	44	11,407,388.66	6.83
Arkansas	1	136,000.00	0.08
California	92	44,213,128.35	26.45
Colorado	16	5,902,031.51	3.53
Connecticut	4	1,479,172.10	0.89
Delaware	1	1,820,000.00	1.09
District of Columbia	2	1,698,396.00	1.02
Florida	45	21,824,690.74	13.06
Georgia	33	7,901,670.93	4.73
Hawaii	2	579,578.58	0.35
Illinois	11	3,405,037.13	2.04
Indiana	2	431,000.00	0.26
Kansas	3	790,500.00	0.47
Kentucky	3	1,314,000.00	0.79
Maryland	10	4,049,598.00	2.42
Massachusetts	12	4,404,928.35	2.64
Michigan	11	2,677,408.08	1.60
Minnesota	6	1,508,700.00	0.90
Missouri	4	967,300.00	0.58
Montana	2	519,000.00	0.31
Nebraska	1	75,991.30	0.05
Nevada	14	4,100,691.08	2.45
New Hampshire	1	300,000.00	0.18
New Jersey	16	6,638,470.31	3.97
New York	7	3,672,333.57	2.20
North Carolina	12	3,688,987.90	2.21
Ohio	21	2,911,412.03	1.74
Oregon	6	2,303,186.00	1.38
Pennsylvania	11	2,813,362.01	1.68
South Carolina	9	2,337,782.20	1.40
Tennessee	8	1,856,699.97	1.11
Texas	26	6,805,498.37	4.07
Utah	4	851,095.53	0.51
Virginia	9	3,015,207.20	1.80
Virgin Islands	1	650,000.00	0.39
Washington	27	6,777,220.17	4.06
Wisconsin	2	663,800.00	0.40
Total	483	$167,127,754.07	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.